Putnam
Small Cap
Value Fund

6| 30| 07

Prospectus

CONTENTS

Fund summary	2
Goal	2
Main investment strategies	2
Main risks	2
Investor profile	3
Past Performance	3
Costs associated with your account	5
What are the fund’s main investment
strategies and related risks?	7
Who oversees and manages the fund?	12
How does the fund price its shares?	18
How do I buy fund shares?	19
How do I sell or exchange
fund shares?	27
Policy on excessive short-term trading	30
Distribution plans and payments
to dealers	34
Fund distributions and taxes	37
Financial highlights	39

Class A, B, C, M, R and Y shares
Investment Category: Value

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

You may be eligible for a reduced sales charge. See “How do I buy fund shares?” for details.

Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES — VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of its stock may rise. Under normal circumstances, we invest at least 80% of the fund’s net assets in small companies of a size similar to those in the Russell 2000 Value Index.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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INVESTOR PROFILE

The fund is designed for investors seeking capital appreciation and who are willing to wait out short-term market fluctuations. The fund discourages short-term trading activity. It should not be your sole investment. However, the fund may be appropriate as part of a portfolio of funds with different investment strategies, such as growth, blend, value, and income. Ask your financial representative for details.

PAST PERFORMANCE

The performance information below gives some indication of the risks and potential rewards associated with an investment in the fund and why a long-term investment horizon is important. The bar chart shows calendar year returns and the average total return since the fund’s inception for the fund’s class A shares. Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. Although this information can be valuable, it is important to remember that past performance is not necessarily an indication of future results.

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES

Annual performance of class A shares at NAV

* Year-to-date performance through 3/31/07 was 3.25% .

* In the fund’s best calendar quarter during this period (Q2 03), a $1,000 investment would have grown 24.50% to $1,245.

* In the fund’s worst calendar quarter during this period (Q3 02), a $1,000 investment would have declined 22.16% to $778.

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Average Annual Total Returns (for periods ending 12/31/06)

			Since
	Past	Past	inception
	1 year	5 years	(4/13/99)

Class A before taxes	11.14%	12.81%	15.78%
Class A after taxes on distributions	8.02%	11.07%	14.51%
Class A after taxes on distributions
and sale of fund shares	10.79%	10.91%	13.87%
Class B before taxes	11.66%	12.94%	15.74%
Class C before taxes	15.52%	13.20%	15.73%
Class M before taxes	12.93%	12.72%	15.52%
Class R before taxes	17.02%	13.75%	16.31%
Class Y before taxes	17.57%	14.34%	16.82%
Russell 2000 Value Index
(no deduction for fees, expenses or taxes)	23.48%	15.37%	15.63%

This table compares the fund’s performance to that of a broad measure of market performance. Unlike the bar chart, this performance information reflects the impact of sales charges. (See Costs associated with your investment for details.) Class A and class M share performance reflects the current maximum initial sales charges; class B and class C share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on 12/31/06 and, for class B shares, does not assume conversion to class A shares after six years. For periods before the inception of class B shares (5/3/99), class C shares (7/26/99), class M shares (3/29/00), class R shares (3/30/07), and class Y shares (1/3/01), performance shown for these classes in the table is based on the performance of the fund’s class A shares, adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by the class B, class C, class M and class R shares, but not adjusted to reflect the absence of 12b-1 fees on class Y shares. The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses.

The fund’s performance is compared to the Russell 2000 Value Index, an unmanaged index of those companies in the Russell 2000 Index chosen for their value orientation. After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax

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returns are shown for class A shares only and will vary for other classes. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

COSTS ASSOCIATED WITH YOUR INVESTMENT

Maximum sales charges and redemption fees (paid directly from your investment)

Most Putnam funds include a sales charge when you purchase shares in order to compensate your financial representative for asset allocation and other services. Putnam funds offer a variety of share classes to accommodate different ways of paying the sales charge (up front or over time). It is important to understand that the share classes with low or no up-front sales charge may impose higher ongoing expenses. To discourage short-term trading, most Putnam funds also charge a redemption fee for shares sold or exchanged within 7 days of purchase (within 90 days, for certain Putnam funds, including this fund).

This table summarizes the fees and expenses you may pay if you invest in the fund. Expenses are based on the fund’s last fiscal year.

Shareholder Fees (fees paid directly from your investment)*

		Maximum Deferred
		Sales Charge (Load)
	Maximum Sales	(as a percentage of
	Charge (Load)	the original purchase	Maximum
	Imposed on Purchases	price or redemption	Redemption Fee***
	(as a percentage	proceeds, whichever	(as a percentage of total
	of the offering price)	is lower)	redemption proceeds)

Class A	5.25%	NONE**	1.00%
Class B	NONE	5.00%	1.00%
Class C	NONE	1.00%	1.00%
Class M	3.25%	NONE**	1.00%
Class R	NONE	NONE	1.00%
Class Y	NONE	NONE	1.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets)<>

All mutual funds pay ongoing fees for investment management and other services. These charges, expressed as a percentage of fund assets, are known as the Total Annual Operating Expenses.

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The table below shows the fund’s annual operating expenses for the fiscal year ended February 28, 2007 (except as otherwise indicated).

			Other	Total Annual
	Management	Distribution	Expen-	Fund Operating
	Fees	(12b-1) Fees	ses****^ †	Expenses****

Class A	0.76%	0.25%	0.30%	1.31%
Class B	0.76%	1.00%	0.30%	2.06%
Class C	0.76%	1.00%	0.30%	2.06%
Class M	0.76%	0.75%	0.30%	1.81%
Class R	0.76%	0.50%	0.30%	1.56%
Class Y	0.76%	N/A	0.30%	1.06%

* Certain investments in class A and class M shares may qualify for discounts on applicable sales charges. See “How do I buy fund shares?” for details.

** A deferred sales charge of 1.00% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

*** A 1.00% redemption fee (also referred to as a “short-term trading fee”) may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase.

****Actual other expenses and total annual fund operating expenses were lower due to a onetime expense reimbursement from Putnam Investments as described in the notes to the financial highlights.

^ Includes estimated expenses attributable to the fund’s investment in Putnam Prime Money Market Fund that the fund bears indirectly.

† Other expenses shown for class R shares are based on the expenses of class A shares for the fund’s last fiscal year.

<> Reflects Putnam Management’s agreement to waive fees and reimburse expenses of the fund through February 28, 2008 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group, as calculated in accordance with Lipper’s standard method for comparing fund expenses, for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

How do these fees and expenses look in dollar terms?

This example takes the maximum up-front sales charge (or applicable contingent sales charge) and total annual operating expenses for each share class, and translates them into dollar amounts, showing the cumulative effect of these costs over time. This helps you more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as shown for class B shares and class C shares, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each

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year and that the fund’s operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

EXAMPLE: Sales charge plus annual operating expenses on $10,000 investment over time

	1 year	3 years	5 years	10 years

Class A	$651	$918	$1,205	$2,021
Class B	$709	$946	$1,308	$2,021*
Class B (no redemption)	$209	$646	$1,108	$2,021*
Class C	$309	$646	$1,108	$2,390
Class C (no redemption)	$209	$646	$1,108	$2,390
Class M	$503	$876	$1,273	$2,382
Class R	$159	$493	$ 850	$1,856
Class Y	$108	$337	$ 585	$1,294

* Reflects conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs six years after purchase.

What are the fund’s main investment strategies and related risks?

This section contains greater detail on the fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. As mentioned in the fund summary, we pursue the fund’s goal by investing mainly in value stocks. We will consider, among other factors, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. From time to time, the fund may invest a significant portion of its assets in companies in one or more related

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industries or sectors, such as the financial sector, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

* Value stocks. Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

* Small companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small companies may therefore be more vulnerable to adverse developments than those of larger companies. The fund invests mostly in companies of a size similar to those in the Russell 2000 Value Index. As of 5/31/07, the index was composed of companies having a market capitalization between $15 million and $4.92 billion.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange

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rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives both for hedging and non-hedging purposes, including as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The risk of loss from a short derivatives position is theoretically unlimited. The prices of derivatives may

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move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities and debt instruments. The fund may also loan its portfolio securities to earn additional income. These practices may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. The fund’s daily transactions on stock exchanges, commodities markets and futures markets involve costs that are reflected in the fund’s total return but not in the Total Annual Fund Operating

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Expenses. For example, the fund paid $1,401,289 in brokerage commissions during the last fiscal year, representing 0.18% of the fund’s average net assets. Of this amount, $402,620, representing 0.05% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Total Annual Fund Operating Expenses ratio for class A shares results in a “combined cost ratio” of 1.49% of the fund’s average net assets for class A shares for the last fiscal year.

Because different types of funds use different trading procedures, investors should exercise caution when comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. A portfolio turnover of 100%, for example, would mean that the fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transactions costs, which may detract from performance. The fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.

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The fund’s portfolio turnover rate for the past five fiscal years compared with the average turnover rate for the fund’s Lipper category

Turnover Comparison

	2007	2006	2005	2004	2003

Putnam Small Cap Value Fund	47%	29%	24%	24%	36%

Lipper Small-Cap Value
Funds Average*	71%	73%	67%	66%	76%

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for the last fiscal year is based on information available as of March 31, 2007.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who oversees and manages the fund?

THE FUND’S TRUSTEES

As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of the fund’s business and represents the interests of the Putnam fund shareholders. The Putnam Funds’ Board of Trustees includes Trustees who are elected by shareholder vote at least once every five years and at least 75% of whom are independent (not an officer of the fund or affiliated with Putnam Management).

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The Trustees periodically review the fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services and the overall level of the fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff and auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

Contacting the fund’s Trustees
Address correspondence to:
The Putnam Funds Trustees
One Post Office Square
Boston, MA 02109

THE FUND’S INVESTMENT MANAGER

The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the fund’s management contract described below is discussed in the fund’s annual report to shareholders dated February 28, 2007. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee (after applicable waivers) of 0.76% of average net assets for the fund’s last fiscal year. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Small- and Mid-Cap Value Team manage the fund’s investments.

The names of all team members can be found at www.putnam.com. The team members identified as the fund’s Portfolio Leader and Portfolio Member coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also

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includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

The principal managers of the fund

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Edward Shadek, Jr.	1999	Putnam Management	Chief Investment Officer
		1997 – Present	Small & Mid-cap Equities &
Deputy Head of Investments

	Joined		Positions Over
Portfolio Member	Fund	Employer	Past Five Years

Michael Petro	2006	Putnam Management	Portfolio Manager, Analyst
2002 – Present

* Other funds managed by the Portfolio Leader and Portfolio Member. As of the fund’s fiscal year-end, Edward Shadek Jr. was also a Portfolio Leader of Putnam Mid-Cap Value Fund. Edward Shadek Jr. and Michael Petro may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals.

* Changes in the fund’s Portfolio Leader and Portfolio Member. During the fiscal year ended February 28, 2007, Portfolio Leader Eric Harthun left your fund’s management team and Portfolio Member Michael Petro joined your fund’s management team. Edward Shadek, Jr. has served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

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* Fund ownership. The following table shows the dollar ranges of shares of the fund and all Putnam funds owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

* Investment in the fund by Putnam employees and the Trustees. As of February 28, 2007, all of the Trustees on the Board of Trustees of the Putnam funds owned fund shares. The table shows the approximate value of investments in the fund and all Putnam funds as of that date by Putnam employees and the fund’s Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

	Fund	All Putnam funds

Putnam employees	$16,039,000	$459,000,000

Trustees	$ 647,000	$101,000,000

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* Putnam fund ownership by Putnam’s Executive Board.

The following table shows how much the members of Putnam’s Executive Board have invested in the Putnam funds (in dollar ranges). Information shown is as of the end of the fund’s last two fiscal years.

Putnam Executive Board

			$1 –	$10,001 –	$50,001–	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006						•

William Connolly	2007							•

Head of Retail Mgmt	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006					•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Mgmt	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 2/28/06.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the

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portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, Small-Cap Value Funds, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader and Portfolio Member, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year depends in large part on Putnam’s profitability for years generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

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* Pending change in Putnam’s ownership. On February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company.

This transaction is subject to regulatory approvals and other conditions. The transaction is currently expected to be completed by the middle of 2007, though this date could change.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The fair value determined for an investment may differ from recent market prices for the investment.

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The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 3:00 p.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund’s fair value pricing procedures may differ from recent market prices for the investment.

How do I buy fund shares?

Opening an account

You can open a fund account and purchase class A, B, C, and M shares by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investor Services
P.O. Box 41203
Providence, RI 02940-1203

You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly, or monthly through automatic deductions from your bank checking or savings account. Currently, Putnam is waiving the minimum, but reserves the right to reject initial investments under the minimum.

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The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A and class M shares only). Your financial advisor or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price. If you participate in a retirement plan that offers the fund, please consult your employer for information on how to purchase shares of the fund through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

Also, the fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

* Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.

* Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.

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* Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at www.putnam.com or by calling Putnam Investor Services at 1-800-225-1581.

* By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the fund. Return the check and investment stub to Putnam Investor Services.

* By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The fund will normally accept wired funds for investment on the day received if they are received by the fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the fund’s designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for tax-qualified retirement plans by wire transfer.

WHICH CLASS OF SHARES IS BEST FOR ME?

This prospectus offers you a choice of four classes of fund shares: A, B, C and M. Qualified employee-benefit plans may also choose class R shares and certain investors described below may also choose class Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your financial representative to choose the class that best suits your investment needs. When you purchase shares of a fund, you must choose a share class. Deciding which share class best suits your situation depends on a number of factors that you should discuss with your financial representative, including:

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* How long you expect to hold your investment. Class B shares should generally not be considered for shorter time frames because they charge a contingent deferred sales charge (CDSC) that is phased out over the first six years.

* How much you intend to invest. While investments of less than $100,000 can be made in any share class, classes A and M offer sales charge discounts starting at $50,000.

* Total expenses associated with each share class. As shown in the section entitled Costs associated with your investment, each share class offers a different combination of up-front and ongoing expenses. Generally, the lower the up-front sales charge, the greater the ongoing expenses.

Here is a summary of the differences among the classes of shares:

Class A shares

* Initial sales charge of up to 5.25%

* Lower sales charges available for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees.

Class B shares

* No initial sales charge; your entire investment goes to work immediately

* Deferred sales charge of up to 5.00% if shares are sold within six years of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

* Convert automatically to class A shares after six years, thereby reducing the future 12b-1 fees

* Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial advisor.

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Class C shares

* No initial sales charge; your entire investment goes to work immediately

* Deferred sales charge of 1.00% if shares are sold within one year of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees do not decline over time

* Orders for class C shares of one or more Putnam funds, other than class C shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial advisor.

Class M shares

* Initial sales charge of up to 3.25%

* Lower sales charges available for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees do not decline over time

* Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class M shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial advisor.

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Class R shares (available to qualified plans only)

* No initial sales charge; your entire investment goes to work immediately

* No deferred sales charge

* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees do not decline over time.

Class Y shares (available only to investors listed below)

The following investors may purchase class Y shares if approved by Putnam:

* qualified retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);

* bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;

* corporate IRAs administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;

* college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

* other Putnam funds and Putnam investment products;

* investors purchasing shares through an asset-based fee program which regularly offers institutional share classes and which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Putnam, and

* fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Putnam funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company of which the RIA is not an affiliated or associated person and which has entered into an agreement with Putnam.

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Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

* No initial sales charge; your entire investment goes to work immediately

* No deferred sales charge

* Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of no 12b-1 fees.

Initial sales charges for class A and M shares

	Class A sales charge		Class M sales charge
	as a percentage of*:		as a percentage of*:

Amount of purchase	Net amount	Offering	Net amount	Offering
at offering price ($)	invested	price**	invested	price**

Under 50,000	5.54%	5.25%	3.36%	3.25%
50,000 but under 100,000	4.17	4.00	2.30	2.25
100,000 but under 250,000	3.09	3.00	1.27	1.25
250,000 but under 500,000	2.30	2.25	1.01	1.00
500,000 but under 1,000,000	2.04	2.00	1.01	1.00
1,000,000 and above	NONE	NONE	NONE	NONE

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge.

Reducing your class A or class M sales charge

The fund offers two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as “breakpoint discounts:”

* Right of accumulation. You can add the amount of your current purchases of class A or class M shares of the fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial advisors. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be

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lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, the fund will use the current maximum public offering price of those shares.

* Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the higher initial sales charge you would have paid in the absence of the statement of intention.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

* Individual accounts

* Joint accounts

* Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

* Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

* Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial advisor at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The fund or your financial advisor may ask you for records or other information

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about other shares held in your accounts and linked accounts, including accounts opened with a different financial advisor. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at www.putnam.com/individual by selecting “Mutual Funds,” and in the SAI.

* Additional reductions and waivers of sales charges. In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain categories of investors. For instance, an employer-sponsored retirement plan is eligible to purchase class A shares without sales charges if its plan administrator or dealer of record has entered into an agreement with Putnam Retail Management or it invests at least $1 million in class A shares of the fund or other Putnam funds. Information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.

How do I sell or exchange fund shares?

You can sell your shares back to the fund or exchange them for the shares of another Putnam fund any day the NYSE is open, either through your financial advisor or directly to the fund. (See Policy on excessive short-term trading regarding sales or exchanges made within 90 days of purchase.) Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge

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applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

* Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge and short-term trading fee. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

* Selling or exchanging shares directly with the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable sales charge and short-term trading fee.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell or exchange, you must return them unendorsed with your letter of instruction.

By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for your shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

Via the Internet. You may also exchange shares via the Internet at www.putnam.com.

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* Shares held through your employer’s retirement plan. For information on how to sell or exchange shares of the fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

* Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial advisor or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Deferred sales charges for class B, class C and certain class A and class M shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule.

Year after purchase	1	2	3	4	5	6	7+

Charge	5%	4%	3%	3%	2%	1%	0%

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Unless otherwise agreed with Putnam Retail Management, class A shares that are part of a purchase of $1 million or more (other than by a qualified retirement

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plan) will be subject to a 1.00% deferred sales charge if redeemed within 18 months of purchase. A different CDSC may apply to class A shares purchased before October 3, 2005 and redeemed within two years of purchase. Please see the SAI for more information. A deferred sales charge of 0.65% may apply to class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

* Payment information. The fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. You will not receive interest on uncashed redemption checks.

* Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds. To the extent permitted by applicable law, the fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

* Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in the fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash

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positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the fund.

When the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the fund invests in securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities, including below investment grade bonds.

* Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage

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excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

* Short-term trading fee. The fund will impose a short-term trading fee of 1.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 90 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions from certain omnibus accounts, redemptions made as part of a systematic withdrawal plan, and redemptions in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements entered into by Putnam Retail Management and a dealer. The fee will not apply to shares sold or exchanged by a Section 529 college savings plan or a Putnam fund-of-funds, or to redemptions for the purpose of paying benefits pursuant to tax-qualified retirement plans. In addition, for investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee applies only to exchanges of shares purchased by exchange, and will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor and redemptions of shares purchased in connection with loan repayments. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund’s short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or

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unwilling to assess the fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund’s short-term trading fee.

* Limitations on the fund’s policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

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Distribution plans and payments to dealers

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution have a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, the fund has adopted distribution (12b-1) plans, which increase the annual operating expenses you pay each year in certain share classes, as described in the section Costs associated with your investment. Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

* Distribution (12b-1) plans. The fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares. The Trustees currently limit payments on class A, class M and class R shares to 0.25%, 0.75% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares. Class R shares will generally be less expensive than class B shares for shareholders who are eligible to purchase either class. Class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.

* Payments to dealers. If you purchase your shares through a dealer (the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a

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selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees, if any, shown in the tables under the heading Costs associated with your investment at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under the heading Costs associated with your investment.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis. These payments are made for marketing support services provided by the dealers, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer.

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Program servicing payments, which are paid in some instances to dealers in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant record-keeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive additional payments from the fund’s transfer agent in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions for affiliated and unaffiliated entities noted in the SAI, to exceed 0.13% of the total assets of such shareholders or plan participants in the fund or other Putnam funds on an annual basis. See the discussion in the SAI under the heading “Management — Investor Servicing Agent and Custodian” for more details.

You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2006 in the SAI, which is on file with the SEC and is also available on Putnam’s web-site at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

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Fund distributions and taxes

The fund normally distributes any net investment income and any net realized capital gains annually. You may choose to:

* reinvest all distributions in additional shares;

* receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

* receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. You will not receive interest on uncashed distribution checks. If you choose to receive distributions in cash, but correspondence from the fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions.

For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from the fund. Generally, periodic distributions from the fund to the plan are reinvested in additional fund shares, although the plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so may cost you money in taxes. Contact your financial representative or Putnam to find out the distribution schedule for your fund. For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even

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if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Properly designated distributions of gains from investments that the fund owned for more than one year are taxable as long-term capital gains. Distributions of gains from investments that the fund owned for one year or less are taxable as ordinary income. Properly designated distributions of “qualified dividend income” are taxable at the rate applicable to long-term capital gains provided that both you and the fund meet certain holding period and other requirements. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

Distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the fund’s investment in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

The fund’s use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

38   P R O S P E C T U S

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. No class R shares were outstanding during these periods. This information has been derived from the fund’s financial statements, which have been audited by KPMG LLP. Its report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

39   P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:

			Net								Total
	Net asset		realized and	Total	From	From	From			Net asset	return
	value,	Net	unrealized	from	net	net realized	return			value,	at net
	beginning	investment	gain (loss) on	investment	investment	gain on	of	Total	Redemption	end	asset
Period ended	of period	income (loss)(a)	investments	operations	income	investments	capital	distributions	fees	of period	value (%)(b)

CLASS A
February 28, 2007	$18.17	.08(d,e)	1.75	1.83	(.06)	(3.32)	—	(3.38)	—(f)	$16.62	10.32(e)
February 28, 2006	19.11	.05(d,g)	2.80	2.85	—	(3.79)	—	(3.79)	—(f)	18.17	16.24
February 28, 2005	18.01	—(d,f)	3.00	3.00	—	(1.90)	—	(1.90)	—(f)	19.11	16.83
February 29, 2004	10.51	.04	7.46	7.50	—	—	—	—	—	18.01	71.36
February 28, 2003	13.83	.02	(3.13)	(3.11)	—	(.21)	—(f)	(.21)	—	10.51	(22.56)

CLASS B
February 28, 2007	$16.98	(.05)(d,e)	1.63	1.58	—	(3.32)	—	(3.32)	—(f)	$15.24	9.52(e)
February 28, 2006	18.22	(.08)(d,g)	2.63	2.55	—	(3.79)	—	(3.79)	—(f)	16.98	15.35
February 28, 2005	17.37	(.14)(d)	2.89	2.75	—	(1.90)	—	(1.90)	—(f)	18.22	15.99
February 29, 2004	10.21	(.06)	7.22	7.16	—	—	—	—	—	17.37	70.13
February 28, 2003	13.55	(.07)	(3.06)	(3.13)	—	(.21)	—(f)	(.21)	—	10.21	(23.17)

CLASS C
February 28, 2007	$17.02	(.05)(d,e)	1.63	1.58	—	(3.32)	—	(3.32)	—(f)	$15.28	9.51(e)
February 28, 2006	18.25	(.08)(d,g)	2.64	2.56	—	(3.79)	—	(3.79)	—(f)	17.02	15.39
February 28, 2005	17.40	(.14)(d)	2.89	2.75	—	(1.90)	—	(1.90)	—(f)	18.25	15.96
February 29, 2004	10.23	(.06)	7.23	7.17	—	—	—	—	—	17.40	70.09
February 28, 2003	13.57	(.07)	(3.06)	(3.13)	—	(.21)	—(f)	(.21)	—	10.23	(23.14)

CLASS M
February 28, 2007	$17.49	(.01)(d,e)	1.67	1.66	—	(3.32)	—	(3.32)	—(f)	$15.83	9.71(e)
February 28, 2006	18.61	(.04)(d,g)	2.71	2.67	—	(3.79)	—	(3.79)	—(f)	17.49	15.70
February 28, 2005	17.67	(.09)(d)	2.93	2.84	—	(1.90)	—	(1.90)	—(f)	18.61	16.24
February 29, 2004	10.36	(.03)	7.34	7.31	—	—	—	—	—	17.67	70.56
February 28, 2003	13.70	(.04)	(3.09)	(3.13)	—	(.21)	—(f)	(.21)	—	10.36	(22.92)

CLASS Y
February 28, 2007	$18.49	.13(d,e)	1.78	1.91	(.11)	(3.32)	—	(3.43)	—(f)	$16.97	10.56(e)
February 28, 2006	19.34	.11(d,g)	2.83	2.94	—	(3.79)	—	(3.79)	—(f)	18.49	16.53
February 28, 2005	18.16	.03(d)	3.05	3.08	—	(1.90)	—	(1.90)	—(f)	19.34	17.14
February 29, 2004	10.57	.08	7.51	7.59	—	—	—	—	—	18.16	71.81
February 28, 2003	13.87	.06	(3.15)	(3.09)	—	(.21)	—(f)	(.21)	—	10.57	(22.35)

See notes to financial highlights at the end of this section.

40	P R O S P E C T U S	41	P R O S P E C T U S

Financial highlights (Continued)

RATIOS AND SUPPLEMENTAL DATA:

			Ratio of net
	Net	Ratio of	investment
	assets,	expenses to	income (loss)	Portfolio
	end of period	average net	to average	turnover
Period ended	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
February 28, 2007	$522,839	1.27(d,e)	.46(d,e)	47.18
February 28, 2006	476,251	1.25(d)	.28(d,g)	28.65
February 28, 2005	496,588	1.38(d)	(.03)(d)	24.00
February 29, 2004	482,998	1.34	.29	24.40
February 28, 2003	346,527	1.27	.19	36.46

CLASS B
February 28, 2007	$147,307	2.02(d,e)	(.29)(d,e)	47.18
February 28, 2006	242,985	2.00(d)	(.47)(d,g)	28.65
February 28, 2005	281,226	2.13(d)	(.78)(d)	24.00
February 29, 2004	320,905	2.09	(.46)	24.40
February 28, 2003	267,374	2.02	(.57)	36.46

CLASS C
February 28, 2007	$38,799	2.02(d,e)	(.29)(d,e)	47.18
February 28, 2006	43,993	2.00(d)	(.47)(d,g)	28.65
February 28, 2005	46,641	2.13(d)	(.78)(d)	24.00
February 29, 2004	49,511	2.09	(.46)	24.40
February 28, 2003	42,732	2.02	(.56)	36.46

CLASS M
February 28, 2007	$7,322	1.77(d,e)	(.04)(d,e)	47.18
February 28, 2006	7,799	1.75(d)	(.22)(d,g)	28.65
February 28, 2005	10,561	1.88(d)	(.53)(d)	24.00
February 29, 2004	11,935	1.84	(.21)	24.40
February 28, 2003	10,027	1.77	(.34)	36.46

CLASS Y
February 28, 2007	$46,876	1.02(d,e)	.71(d,e)	47.18
February 28, 2006	48,223	1.00(d)	.55(d,g)	28.65
February 28, 2005	85,561	1.13(d)	.25(d)	24.00
February 29, 2004	103,874	1.09	.52	24.40
February 28, 2003	36,979	1.02	.48	36.46

See notes to financial highlights at the end of this section.

42   P R O S P E C T U S

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage
of average
net assets

February 28, 2007	<0.01%

February 28, 2006	<0.01

February 28, 2005	<0.01

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.04% of average net assets for the period ended February 28, 2007.

(f) Amount represents less than $0.01 per share.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.02%

Class B	<0.01	0.02

Class C	<0.01	0.02

Class M	<0.01	0.02

Class Y	<0.01	0.02

43   P R O S P E C T U S

Make the most of your Putnam privileges

As a Putnam mutual fund shareholder, you have access to a number of services that can help you build a more effective and flexible financial program. Here are some of the ways you can use these privileges to make the most of your Putnam mutual fund investment.

* SYSTEMATIC INVESTMENT PLAN

Invest as much as you wish. The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

* SYSTEMATIC WITHDRAWAL

Make regular withdrawals monthly, quarterly, semiannually, or annually from your Putnam mutual fund account.

* SYSTEMATIC EXCHANGE

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

* EXCHANGE PRIVILEGE

Exchange money between Putnam funds in the same class of shares. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

A 1.00% short-term trading fee may apply to exchanges of fund shares that are made within the applicable holding period. For certain global, international, high-yield, and small-cap funds,

44   P R O S P E C T U S

the fee will apply to shares held for 90 days or less. For other Putnam funds (other than money market funds), the fee will apply to shares held for seven days or less. Please read the prospectus of the applicable fund for more details.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

* DIVIDENDS PLUS

Diversify your portfolio by investing dividends and other distributions from one Putnam fund automatically into another at net asset value.

* STATEMENT OF INTENTION

To reduce a front-end sales charge, you may agree to invest a minimum dollar amount over 13 months. Depending on your fund, the minimum is $50,000 or $100,000. Whenever you make an investment under this arrangement, you or your financial advisor should notify Putnam Investor Services that a Statement of Intention is in effect.

Many of these services can be accessed online at www.putnam.com.

For more information about any of these services and privileges, call your financial advisor or a Putnam customer service representative toll free at 1-800-225-1581.

45   P R O S P E C T U S

Putnam Family of Fundsa

The following is a complete list of Putnam’s open-end mutual funds offered to the public. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

PUTNAM GROWTH FUNDS
Putnam Discovery Growth Fund
Putnam Growth Opportunities Fund
Putnam Health Sciences Trust
Putnam International New Opportunities Fund
Putnam New Opportunities Fund
Putnam OTC & Emerging Growth Fund
Putnam Small Cap Growth Fund
Putnam Vista Fund
Putnam Voyager Fund

PUTNAM BLEND FUNDS
Putnam Capital Appreciation Fund
Putnam Capital Opportunities Fund
Putnam Europe Equity Fund
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam Investors Fund
Putnam Research Fund
Putnam Tax Smart Equity Fund®
Putnam Utilities Growth and Income Fund

PUTNAM VALUE FUNDS
Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Putnam International Growth and Income Fund
Putnam Mid Cap Value Fund
Putnam New Value Fund
Putnam Small Cap Value Fund

PUTNAM INCOME FUNDS
Putnam American Government Income Fund
Putnam Diversified Income Trust
Putnam Floating Rate Income Fund
Putnam Global Income Trust
Putnam High Yield Advantage Fund

46   P R O S P E C T U S

PUTNAM INCOME FUNDS (cont.)
Putnam High Yield Trust
Putnam Income Fund
Putnam Limited Duration Government Income Fundb
Putnam Money Market Fundc
Putnam U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS
Putnam AMT-Free Insured Municipal Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fundc
Putnam Tax-Free High Yield Fund

Putnam State Tax-Free Income Funds
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio
and Pennsylvania

PUTNAM ASSET ALLOCATION FUNDS

Putnam Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio

PUTNAM RETIREMENTREADY® FUNDS

Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

a As of 6/30/07.

b Closed to new investors.

c An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in such funds.

d Not available in all states.

47   P R O S P E C T U S

For more information
about Putnam Small
Cap Value Fund

The fund’s SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the fund’s most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam’s website at www.putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund’s file number.

Communications from Putnam other than those included with the prospectus in this package are provided in the English language.

One Post Office Square
Boston, Massachusetts 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 41203
Providence, Rhode Island 02940-1203

www.putnam.com

File No. 811-07237	NP069S 246250 7/07